                                                                    EXHIBIT 10.3


                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 31, 1997 by Nematron Corporation, a Michigan corporation (the "Company"), and certain other persons who are signatories hereto (collectively, the "Holders" and each a "Holder").

     WHEREAS, the Company is a party to a certain Agreement and Plan of Merger (the "Merger Agreement"), of even date herewith, with Intec Controls Corp., a Massachusetts corporation ("Intec"), NemaSoft, Inc., a Michigan corporation ("NemaSoft"), Thomas W. Kraus and Robert O. Mick pursuant to which Intec is being merged with and into NemaSoft and the shareholders of Intec, including the Holders, will receive shares of the Company's common stock (the "Common Stock");

     WHEREAS, in order to induce Intec to enter into the Merger Agreement, the Company has agreed to provide certain registration rights to the Holders with respect to the shares of Common Stock acquired by them pursuant to the Merger Agreement;

     NOW, THEREFORE, the Company for the benefit of the Holders agrees as follows:

     SECTION 1.  DEFINITIONS.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     ADVICE:  As set forth in Section 4(d).

     COMMON STOCK:  As set forth in the recitals.

     COMPANY:  As set forth in the preamble.

     EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time.

     HOLDER:  As set forth in the preamble.

     HOLDER'S QUESTIONNAIRE: A questionnaire in the form attached hereto as Exhibit A.

     INTEC:  As set forth in the recitals.

     MAJORITY HOLDERS: At any time, Holders of Registrable Securities who would then hold a majority of the Registrable Securities.

     MERGER: The merger of Intec with and into NemaSoft as contemplated in the Merger Agreement.

     MERGER AGREEMENT:  As set forth in the recitals.

     NASD:  The National Association of Securities Dealers, Inc.

     NEMASOFT:  As set forth in the recitals.

     PERSON:  Any individual, partnership, corporation, trust or other entity.

     PROSPECTUS: A prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     REGISTRABLE SECURITIES: The shares of Common Stock acquired by the Holders pursuant to the Merger and shares of Common Stock acquired upon exercise of Nematron Warrants (as defined in the Merger Agreement) prior to the filing of the Shelf Registration Statement, excluding shares which have been sold or otherwise disposed of under the Shelf Registration Statement.

     REGISTRATION EXPENSES: Any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, Prospectus, certificates and other documents relating to the performance of and compliance with the Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or the Nasdaq Stock Market, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters, if any, required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, brokerage or dealer fees, the fees and disbursements of counsel, accountants or other representatives of a selling Holder, and transfer taxes, if any relating to the sale or disposition of Registrable Securities by such Holder, all of which shall be borne by such Holder in all cases.

     RULE 144: Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time.

     SEC:  The Securities and Exchange Commission.

     SECURITIES ACT:  The Securities Act of 1933, as amended from time to time.

     SHELF REGISTRATION:  A registration required to be effected pursuant to
Section 2 hereof.

     SHELF REGISTRATION STATEMENT: A "shelf" registration statement of the Company and any other entity required to be a registrant with respect to such shelf registration statement pursuant to the requirements of the Securities Act which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     SUSPENSION NOTICE:  As set forth in Section 4(d).

     SECTION 2.  SHELF REGISTRATION UNDER THE SECURITIES ACT.

     (a) Filing of Shelf Registration Statement. Subject to Sections 2(c) and 4 hereof, not later than the date which is thirteen months after the Effective Time (as defined in the Merger Agreement), the Company shall cause to be filed with the SEC a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities in accordance with the terms hereof and will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable; provided that the Company shall not be required to file the Shelf Registration unless it has received, during the period set forth in Section 2(c), Holder's Questionnaires from the Majority Holders. The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously in effect under the Securities Act until paragraph (k) of Rule 144 is available for the sale of the Registrable Securities by the Holder(s) thereof (assuming for such purpose that no such Holder is an "affiliate" as defined in Rule 144) or until all of the Registrable Securities have been sold by the Holders, whichever occurs first. Such Shelf Registration Statement shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Holders thereof and shall comply as to form in all material respects with the requirements of the applicable form.

     (b) Expenses. Registration Expenses in connection with the registration pursuant to Section 2(a) shall be paid by the Company. Each Holder shall pay all underwriting discounts and commissions, brokerage or dealer fees, the fees and disbursements of counsel, accountants or other representatives of such Holder and transfer taxes, if any, relating to the sale or disposition of the Holder's Registrable Securities.

     (c) Delivery of Holder's Questionnaire. Any Holder who desires to be eligible to make offers and sales of its Registrable Securities under the Shelf Registration Statement shall deliver a completed and executed Holder's Questionnaire to the Company during the 30-day period beginning on the seventh day prior to the first anniversary of the date hereof. Any Holder who does not deliver a Holder's Questionnaire (currently dated, completed and executed) to the Company during such period shall not be eligible to make offers or sales pursuant to the Shelf Registration Statement.


     SECTION 3. REGISTRATION PROCEDURES.

     In connection with the obligations of the Company with respect to the Shelf Registration Statement pursuant to Section 2 hereof, and subject to Sections 3(a) and 4, the Company shall do the following during the period in which the Shelf Registration Statement is required to be kept effective:

     (a) Amendments; Comment Responses. (i) Prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period; (ii) upon the occurrence of any event contemplated by Section 3(d)(iv) hereof, use its reasonable efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement or a related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (iv) respond promptly to any comments received from the SEC with respect to the Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto.

     (b) Copies of Prospectus. Furnish to each Holder of Registrable Securities who is eligible to make offers and sales under the Shelf Registration Statement, without charge, as many copies of each applicable Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities.

     (c) Blue Sky. If required by applicable law, use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such states as any Holder of Registrable Securities who is eligible to make offers and sales under the Shelf Registration Statement shall reasonably request in writing, keep each such registration or qualification effective during the period in which the Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by a Holder that has delivered a Registration Notice to the Company, whichever is shorter, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of such Registrable Securities owned by such Holder in each such state; provided, however, that the Company shall not be required (i) to qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not be required so to qualify or register but for this Section 3(c), (ii) to subject itself to taxation in any such jurisdiction,
(iii) to submit to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any such jurisdiction or (iv) to register or qualify the Registrable Securities in any jurisdiction in which an exemption for such Registrable Securities or for the offer and sale thereof by such Holder is available.

     (d) Notification. Promptly notify each Holder who is eligible to make offers and sales under the Shelf Registration Statement when the Shelf Registration Statement has become effective and when the Registrable Securities have been registered or qualified in each state requested (or that an exemption from registration or qualification is available) and promptly notify each such Holder (i) when any post-effective amendments and supplements to the Shelf Registration Statement become effective with the SEC or any state securities authority, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (iv) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which the Shelf Registration Statement or a related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

     (e) Stop Orders. Make every reasonable effort to obtain the withdrawal of any order by the SEC or any state securities authority suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment.

     (f) Copies of Shelf Registration Statement and Amendment. Furnish to each Holder of Registrable Securities who is eligible to make offers and sales under the Shelf Registration Statement, without charge upon request of such Holder, one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested).

     (g) Stock Certificates. Cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling Holders may reasonably request.

     (h) Earnings Statement. Make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     SECTION 4.  RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE
                 SECURITIES.


     In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Sections 2 and 3 hereof, each Holder agrees as follows:

     (a) Offers and Sales. The Holder will not offer or sell its Registrable Securities under the Shelf Registration Statement unless (i) the Shelf Registration Statement has become effective and has not been terminated and such Holder is eligible to make offers and sales under the Shelf Registration Statement pursuant to Section 2(c) hereof, (ii) such Holder has received copies of the Prospectus (as it may be supplemented or amended as contemplated by Section 3(a) hereof), and (iii) if any post-effective amendment has been filed with the SEC of which filing such Holder has received notice, such Holder has received notice that any such post-effective amendment has become effective.

     (b) Need to Use Updated Prospectus. Upon receipt of a written notice from the Company of the happening of any event of the kind described in Section 3(d)(iv) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by
Section 3(a) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that any Holder uses a Prospectus in connection with the offer and sale of Registrable Securities covered by such Prospectus, such Holder will use only the latest version of such Prospectus provided to it by the Company.

     (c) Notification of Sales. Upon the sale or disposition of any of its Registrable Securities pursuant to the Shelf Registration Statement, the Holder will promptly notify the Company in writing of the number of Registrable Securities then being sold or disposed of.

     (d) Moratorium. If the Company determines in its good faith judgment, after consultation with counsel, that the filing of the Shelf Registration Statement under Section 2 hereof or the use of any Prospectus would require the disclosure of important information which the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company (a "Suspension Notice"), the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement (including any action contemplated by Sections 2 or 3 hereof) will be suspended until the earlier of the 90th day after the giving of the Suspension Notice and the date upon which the Company notifies the Holder in writing that suspension of such rights for the grounds set forth in this Section 4(d) is no longer necessary (the "Advice"). In the event that the Company shall give any Suspension Notice, the Company shall use its reasonable best efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

     (e) Offering by Company. In the case of the registration of any underwritten equity offering proposed by the Company, the Holders shall, if requested in writing by the managing underwriter or underwriters administering such offering, not effect any offer, sale or distribution of Registrable Securities (or any option or right to acquire Registrable Securities) during the period commencing on the 10th business day prior to the expected effective date (which date shall be stated in such notice) of the registration statement covering such underwritten equity offering and ending on the date specified by such managing underwriter in such written request, which date shall not be later than six months after such expected date of effectiveness.

     (f) Additional Information. In addition to the information set forth in the Holder's Questionnaire, the Holder of Registrable Securities shall furnish to the Company in writing such additional information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing.

     (g) Distribution. Each Holder shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution stated in the then-current version of the Prospectus.

     SECTION 5.  INDEMNIFICATION; CONTRIBUTION.

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and its officers and directors and each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act as follows:

           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment thereto) or any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading:

           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, which consent will not be unreasonably withheld; and

           (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 5(a) does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus.

     (b) Indemnification by Holder. Each Holder severally and not jointly agrees to indemnify and hold harmless the Company and the other selling Holders and each of their directors and officers (including each director and officer of the Company who signed the Shelf Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statement or omission, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus; provided, however, that such Holder shall not be obligated to provide such indemnity to the extent that such losses, liabilities, claims, damages or expenses result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided in writing by such Holder to the Company expressly for such purpose; and provided further, that each such Holder's obligations hereunder shall be limited to an amount equal to the gross proceeds received by such Holder of the Registrable Securities sold pursuant to such Registration Statement.

     (c) Notice. Each indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 5(a) or (b) unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 5(a) or (b). If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party; provided, however, that, if such indemnified party reasonably determines that a conflict of interest exists where it is advisable for such indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this Section 5(c), the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party but, if settled with such consent, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement upon the terms and subject to the conditions set forth in this Agreement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

     (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal), the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation and no Holder will be required to contribute an amount in excess of the gross proceeds received or to be received by such Holder upon the sale of the Registrable Securities pursuant to such Registration Statement. For purposes of this Section 5(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Shelf Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     SECTION 6. RULE 144 SALES. The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act, so as to enable any Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act after the Holder has satisfied the holding period requirement set forth therein.

     SECTION 7.  MISCELLANEOUS.

     (a) Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented without the written consent of the Company and Holders constituting Majority Holders.
Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 7(a) shall be provided by Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telecopier or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(b) or provided in a Holder's Questionnaire, which address initially is, with respect to each Holder, the address set forth on the signature page hereof, or
(ii) if to the Company, at 5840 Interface Drive, Ann Arbor, Michigan 48103,
Attention: President.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

     (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Company and the Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be deemed a party hereto, shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

     (d) Entire Agreement. This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter.

     (e) Paragraph and Section Headings. The paragraph and section headings contained in this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement.

     (f) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, APPLICABLE TO CONTRACTS TO BE MADE, EXECUTED, DELIVERED AND PERFORMED WHOLLY WITHIN SUCH STATE, AND, IN ANY CASE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

     (g) Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

     (h) Specific Performance. The Company and the Holders acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     (i) No Waiver. The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

     (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                        NEMATRON CORPORATION


                        By:   /s/ Frank G. Logan III
                             -----------------------
                             Frank G. Logan, III
                             President


                        SHAREHOLDER*

                        -------------------------
                        Name:
                               ------------------
                        Address:
                                 ----------------

                                 ----------------

                                 ----------------

















*If you wish to become a party to the Registration Rights Agreement attached as Annex D to the Proxy Statement included herewith, you must execute this signature page on the line under "SHAREHOLDER," print your name and address and return this page to the Company, along with your proxy and the signature page to the Representation Letter, in the envelope provided.

                             SHAREHOLDER

                             By:   /s/ Thomas W. Kraus
                                   -----------------------------------
                                   Thomas W. Kraus
                                   9 Baker Street
                                   Foxboro, MA 02035

                             By:   /s/ Robert O. Mick
                                   -----------------------------------
                                   Robert O. Mick
                                   50 Desert Brook Road
                                   Wrentham, MA 02093

                             By:   /s/ N.P. Lutte
                                   -----------------------------------
                                   Dr. N.P. Lutte
                                   Avenals Farm, Water Lane
                                   Angmering, West Sussex BN16 4EP
                                   England

                             By:   /s/ Dawna L. Paton
                                   -----------------------------------
                                   Dawna L. Paton
                                   40 Kibby Place
                                   Carlisle, MA 01741

                             By:   /s/ Peter W. Fink
                                   -----------------------------------
                                   Peter W. Fink
                                   178 Richardson Drive
                                   Needham, MA 02192

                             By:   /s/ Kevin L. Treen
                                   -----------------------------------
                                   Kevin L. Treen
                                   50 Rudon Drive
                                   N. Attleboro, MA 02760

                             By:   /s/ Lewis A. Bergins
                                   -----------------------------------
                                   Lewis A. Bergins
                                   172 Farm Street
                                   Millis, MA 02054

                             By:  /s/ John J. Lucas
                                  -----------------------------------
                                  John J. Lucas
                                  4 Putter Drive
                                  Acton, MA 01720

                             By:  /s/ Paul H. Corriveau
                                  -----------------------------------
                                  Paul H. Corriveau
                                  20 Horseshoe Drive
                                  Plainville, MA 02762

                             By:  /s/ John R. Wason
                                  -----------------------------------
                                  John R. Wason
                                  4 Hoover Road
                                  Norfolk, MA 02056

                             By:  /s/ Huu Tam Huyen
                                  -----------------------------------
                                  Huu Tam Huyen, as joint tenant
                                  8 Nottingham Drive
                                  Norwood, MA 02062

                             By:  /s/ Tin P. Pham
                                  -----------------------------------
                                  Tin P. Pham, as joint tenant
                                  8 Nottingham Drive
                                  Norwood, MA 02062


                             EUROTHERM PLC

                             By:  /s/ R.M. Biddle
                                  -----------------------------------
                                  R. M. Biddle
                                  Eurotherm plc
                                  Finance Director
                                  Leonardslee
                                  Lower Beeding
                                  Horsham, West Sussex RH 13 6PP
                                  United Kingdom